Exhibit 99.1

SECOND AMENDMENT TO

CREDIT AGREEMENT

dated as of March 29, 2005

among

SPINNAKER EXPLORATION COMPANY, L.L.C.,

AS BORROWER

and

CERTAIN FINANCIAL INSTITUTIONS,

AS LENDERS

and

TORONTO DOMINION (TEXAS), LLC,

(successor to Toronto Dominion (Texas), Inc.)

AS ADMINISTRATIVE AGENT

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 29, 2005 (the “Amendment Effective Date”) is among SPINNAKER EXPLORATION COMPANY, L.L.C., a Delaware limited liability company (the “Borrower”), each of the Lenders (as defined below) party hereto, Toronto Dominion (Texas), LLC (successor to Toronto Dominion (Texas), Inc.), as administrative agent for the Lenders (in such capacity together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, Bank of America, N.A., and Credit Suisse First Boston, Acting Through Its Cayman Island Branch, as co-syndication agents for the Lenders, and Bank of Montreal and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as co-documentation agents, The Toronto-Dominion Bank, as letter of credit issuing bank, and the commercial lending institutions parties thereto (the “Lenders”), have heretofore entered into that certain Credit Agreement, dated as of December 19, 2003 (as amended by that certain Omnibus Amendment to Credit Agreement and Guaranty dated as of February 8, 2005, and as otherwise amended or modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, under the Credit Agreement, the Tranche B Commitments are scheduled to terminate on April 1, 2005, unless sooner terminated in accordance with the Credit Agreement (including upon the consummation of the Front Runner SPAR Sale-Leaseback); and

WHEREAS, the Borrower has notified the Determining Banks that the Front Runner SPAR Sale-Leaseback has not yet been consummated, but may be consummated on or before September 30, 2005; and

WHEREAS, the Borrower has requested that the Tranche B Commitment Termination Date be extended to October 31, 2005, unless sooner terminated in accordance with the Credit Agreement (including upon the consummation of the Front Runner SPAR Sale-Leaseback); and

WHEREAS, the Determining Banks have recommended that the Borrowing Base be increased to $160,000,000 in respect of the regularly scheduled semi-annual redetermination of the Borrowing Base based on the Engineering Report prepared as of December 31, 2004;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Administrative Agent and the Lenders agree as follows:

Section 1. Defined Terms. Terms defined in the Credit Agreement are used in this Amendment with the same meaning, unless otherwise indicated.

Section 2. Amendments to Credit Agreement. The definition of “Tranche B Commitment Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ “Tranche B Commitment Termination Date” means October 31, 2005, or the earlier termination in whole of the Tranche B Commitments pursuant to Section 2.8, Section 2.9, Section 8.1 or Section 10.7.”

Section 3. Redetermination of Borrowing Base. The Borrowing Base shall be increased to $160,000,000 from and as of the date on which the Administrative Agent shall deliver notice to the Borrower of the effectiveness of this Amendment in accordance with Section 4 below, which Borrowing Base shall remain in effect until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement. Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the foregoing redetermination of the Borrowing Base shall constitute the regularly scheduled semi-annual redetermination of the Borrowing Base based on the Engineering Report prepared as of December 31, 2004, and shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.13(d) of the Credit Agreement.

Section 4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Borrower, the Administrative Agent and each of the Lenders. Upon satisfaction of the foregoing condition precedent, this Amendment shall be effective as of the Amendment Effective Date.

Section 5. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its respective representations and warranties contained in Article V of the Credit Agreement as amended hereby (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall relate solely to such earlier date) and additionally represents and warrants as follows:

(a) Authorization. The Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.

(b) No Conflicts or Consents. The execution and delivery by the Borrower of this Amendment, the performance by each of its obligations under this Amendment, and the consummation of the transactions contemplated by this Amendment, do not and will not (i) conflict with any provision of (1) any domestic or foreign law, statute, rule or regulation, (2) the organizational documents of Borrower, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii) result in the acceleration of any Indebtedness owed by Borrower, or (iii) result in or require the creation of any Lien upon any assets or properties of the Borrower except as expressly permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment or to consummate any transactions contemplated by this Amendment.

(c) Enforceable Obligations of Borrower. This Amendment and the Credit Agreement as amended by this Amendment will, on the due execution and delivery hereof, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Defaults. No Default has occurred and is continuing or will result from the consummation of this Amendment.

Section 6. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

Section 7. Severability. If any term or provision of any Amendment shall be determined to be illegal or unenforceable, all other terms and provisions of this Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

Section 8. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

Section 9. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA.

Section 11. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns, except that neither the Borrower nor the Guarantor may assign or otherwise transfer any of their rights under this Amendment without the prior written consent of all Lenders.

Section 12. ENTIRE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

BORROWER:

SPINNAKER EXPLORATION COMPANY, L.L.C.

By:	SPINNAKER EXPLORATION COMPANY, as Managing Member

By:	/s/ ROBERT M. SNELL
Name:	Robert M. Snell
Title:	Vice President, Chief Financial
Officer and Secretary

LENDERS

TORONTO DOMINION (TEXAS), LLC
(successor to Toronto Dominion (Texas), Inc.),
as Administrative Agent and Lender

By:	/s/ JIM BRIDWELL
Name:	JIM BRIDWELL
Title:	AUTHORIZED SIGNATORY

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON,
ACTING THROUGH ITS CAYMAN
ISLANDS BRANCH, as Lender

By:	/s/ VANESSA GOMEZ
Name:	VANESSA GOMEZ
Title:	VICE PRESIDENT

and

By:	/s/ GREGORY S. RICHARDS
Name:	GREGORY S. RICHARDS
Title:	ASSOCIATE

HARRIS NESBITT FINANCING, INC. (formerly known as BMO Nesbitt Burns Financing, Inc.), as Lender

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Lender

By:	/s/ ELIZABETH PAVLAS
Name:	Elizabeth Pavlas
Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ SCOTTYE LINDSEY
Name:	Scottye Lindsey
Title:	Director

and

By:	/s/ CARIN M. KEEGAN
Name:	Carin M. Keegan
Title:	Vice President

SOCIÉTÉ GÉNÉRALE,
as Lender

By:	/s/ STEPHEN W. WARFEL
Name:	Stephen W. Warfel
Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION (formerly known as Southwest Bank of Texas N.A.), as Lender

By:	/s/ KENNETH R. BATSON, III
Name:	Kenneth R. Batson, III
Title:	Vice President
Energy Lending